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                                                                   Exhibit 10.16

                                  DEMAND NOTE

Date: October 20, 2000

From:     Dr. Steven Tsengas, Ph.D.
To:       OurPet's Company

Amount:   $40,000
Interest: 10% on the unpaid balance, payable quarterly
Terms:    Due on demand

/s/ Steven Tsengas                     10/20/00
------------------------------------   ------------
Steven Tsengas, Lender                 Date

/s/ John Murchie                       10/20/00
------------------------------------   ------------
John Murchie, Treasurer/Controller     Date